                                                                     Exhibit 4.0

                                    [FACE]**

                       INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF NEVADA

     NUMBER                                                          SHARES
[Certificate No.]                                                [No. of Shares]


                                                           CUSIP NO. 92330G 10 2


                      VENTURI TECHNOLOGY ENTERPRISES, INC.
           20,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE


*******[no. of shares]*****
********[no. of shares]****
*********[no. of shares]***
**********[no. of shares]**
***********[no. of shares]*

THIS CERTIFIES THAT   [SHAREHOLDER]

IS THE RECORD HOLDER OF   **[NUMBER OF SHARES]**


Shares of VENTURI TECHNOLOGY ENTERPRISES, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:            [Date]

 [Illegible Signature]                                   [Illegible Signature]
      Secretary                                                President
                                [CORPORATE SEAL]
                      VENTURI TECHNOLOGY ENTERPRISES, INC.
                                     NEVADA

"The shares represented by this certificate have not been registered by the Securities Act of 1933. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933 or prior opinion of counsel satisfactory to the issuer that registration is not required under that Act." [This paragraph appears in portrait format on the left side of the page.]


**The text of the certificate is ringed by a decorative border.

                                     [BACK]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entireties
  JT TEN - as joint tenants with right of
           survivorship and not as tenants
           in common


  UNIF GIFT MIN ACT - ______ Custodian ______
                      (Cust)           (Minor)
                      under Uniform Gifts to Minors
                      Act ___________________
                                (State)

Additional abbreviations may be used though not in the above list

For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
    [                            ]



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

________________________________________________________________________________
           NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.




"The shares represented by this certificate have not been registered by the Securities Act of 1933. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933 or prior opinion of counsel satisfactory to the issuer that registration is not required under that Act."